SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)    April 10, 1997

                              ALTA GOLD CO.
            (Exact name of Registrant as specified in charter)

                                  Nevada
              (State or other jurisdiction of incorporation)

          2-2274                                  87-0259249
 (Commission File Number)             (IRS Employee Identification No.)

601 Whitney Ranch Drive, Henderson, Nevada                       89014
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code       (702) 433-8525

                              Not Applicable
      (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

      On May 31, 1996, Alta Gold Co. (the "Company") received a line of credit from Gerald Metals, Inc. ("Gerald Metals"), pursuant to which the Company borrowed $5.0 million (the "Original Loan") at an interest rate of LIBOR plus two percent. The Company paid Gerald Metals three installments of principal each in the amount of $100,000 on December 31, 1996, January 31, 1997 and February 28, 1997. Commencing on March 31, 1997 and continuing on the last day of each month thereafter, the Company was also required to pay Gerald Metals an additional nine installments of principal each in the amount of one-ninth of the principal balance of the Original Loan as of February 28, 1997.

      On March 25, 1997, Gerald Metals agreed to defer until 1998 amortization of the outstanding balance of the Original Loan in the approximate amount of $4.7 million. The deferral was in the form of a Loan Agreement dated April 10, 1997, among the Company, Gerald Metals and BHF-Bank Aktiengesellschaft, New York Branch ("BHF") to borrow up to $8.5 million (the "New Loan"). The New Loan is to be used for the repayment of the Original Loan, construction of the Company's Griffon mining property, working capital and payment of certain expenses.

      The New Loan is evidenced by two promissory notes (the "Notes"), each in the original principal amount of $4.25 million, payable to Gerald Metals and BHF, respectively. The Notes bear interest at LIBOR plus two percent. Interest payments under the Notes are payable monthly in arrears on the last business day of each month commencing April 30, 1997. Principal payments under the Notes are payable in fifteen equal monthly installments, commencing on January 31, 1998. The Company must prepay the Notes in the amount, and immediately upon receipt, of all proceeds from (i) any public or private equity or debt offering (except proceeds from (a) equity or convertible debt of not more than $10 million received prior to October 31, 1997 and (b) any exercise of rights under the employee stock option plan of Borrower), (ii) any debt financing on the Company's Griffon mining property (except for $2 million of equipment financing) and/or Olinghouse mining property, or (iii) any sale of all or any portion of Borrower's assets not in the ordinary course of business.

      The New Loan is secured by (i) a deed of trust granting a first priority mortgage lien on the real estate and all improvements thereon at the Company's Kinsley and Griffon mining properties, and (ii) a first priority security interest in all of the Company's tangible and intangible personal property. The New Loan, like the Original Loan, contains certain covenants that impose restrictions on the ability of the Company to, among other things, change the Company's corporate structure, pay dividends on or repurchase the Company's common stock, and create or suffer to exist any liens (other than certain permitted liens) on the Company's assets or properties. The Company is also required to comply with certain financial covenants, including, without limitation, the maintenance of a net worth of not less than $30 million and a prohibition on incurring capital expenditures during the 1997 and 1998 calendar years in excess of $15 million and $2 million, respectively. The Company cannot make requests for advances under the New Loan in excess of $6.5 million unless the Company has satisfied certain conditions, including,

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without limitation, obtaining all permits, licenses, consents and authorizations necessary to conduct its business at the Griffon mining property.

      In connection with the New Loan, the Company is required to sell 100% of its gold production to Gerald Metals through March 31, 1999, and to enter into a hedging program covering the Company's projected gold production from June 1997 through December 1998. Pursuant to this hedging program, the Company, on March 21,1997, purchased put options for 108,500 ounces of gold at $335 per ounce, and, to partially offset the cost of the put options, sold call options for 45,000 ounces of gold at $390 per ounce. The put options mature with respect to 3,500 ounces of gold each month from June 1997 to December 1997, and with respect to 7,000 ounces of gold each month from January 1998 to December 1998. The call options mature with respect to 3,750 ounces of gold from January 1998 to December 1998.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired. Not applicable.

     (b)  Pro forma financial information.  Not applicable.

     (c)  Exhibits.

EXHIBIT NO.  DESCRIPTION

   10.01 Loan Agreement dated April 10, 1997, by and among Alta Gold Co., Gerald Metals, Inc. and
             BHF - Bank Aktiengesellschaft, New York Branch.

   10.02 Deed of Trust With Assignment of Rents and Royalties, Security Agreement and Financing Statement (Nevada) dated April 10, 1997, made by Alta Gold Co. as Trustor, to First American Title Company of Nevada as Trustee for the benefit of Gerald Metals, Inc. and BHF - Bank Aktiengesellschaft, New York Branch as beneficiaries.

   10.03 Security Agreement dated April 10, 1997, by and among Alta Gold Co., Gerald Metals, Inc. and
             BHF - Bank Aktiengesellschaft, New York Branch.

   10.04     Secured  Promissory Note dated April 10,  1997,
             made  by  Alta  Gold  Co. in  favor  of  Gerald
             Metals,   Inc.  in  the  principal  amount   of
             $4,250,000.

   10.05 Secured Promissory Note dated April 10, 1997, made by Alta Gold Co. in favor of BHF - Bank
             Aktiengesellschaft, New York Branch in the principal amount of $4,250,000.

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EXHIBIT NO.  DESCRIPTION
   10.06     Agreement dated  April 10, 1997, by and between
             Alta Gold Co. and Gerald Metals, Inc. regarding future contracts for the sale and purchase of gold and gold options.

   10.07 Purchase/Refining Agreement dated April 10, 1997, by and between Alta Gold Co. and Gerald Metals, Inc. regarding the sale of gold to Gerald Metals, Inc.; and Addendum 1 to Purchase/Refining Agreement dated April 10, 1997.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ALTA GOLD CO.
                           (Registrant)

Date: April 18, 1997       By: /s/ John A. Bielun
                               John A. Bielun
                               Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal
                                Accounting Officer)

                                4

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                          EXHIBIT INDEX

EXHIBIT                                                     PAGE
NUMBER                      DESCRIPTION                    NUMBER

  10.01    Loan  Agreement dated April 10, 1997, by  and     6
           among Alta Gold Co., Gerald Metals, Inc.  and
           BHF   -  Bank  Aktiengesellschaft,  New  York
           Branch.

  10.02    Deed  of  Trust With Assignment of Rents  and     47
           Royalties,  Security Agreement and  Financing
           Statement (Nevada) dated April 10, 1997, made
           by   Alta  Gold  Co.  as  Trustor,  to  First
           American  Title Company of Nevada as  Trustee
           for  the  benefit of Gerald Metals, Inc.  and
           BHF   -  Bank  Aktiengesellschaft,  New  York
           Branch as beneficiaries.

  10.03    Security  Agreement dated April 10, 1997,  by     70
           and  among Alta Gold Co., Gerald Metals, Inc.
           and  BHF - Bank Aktiengesellschaft, New  York
           Branch.

  10.04    Secured Promissory Note dated April 10, 1997,     90
           made  by  Alta  Gold Co. in favor  of  Gerald
           Metals, Inc. in the principal amount of $4,250,000.

  10.05    Secured Promissory Note dated April 10, 1997,     95
           made  by Alta Gold Co. in favor of BHF - Bank
           Aktiengesellschaft, New York Branch in the principal amount of $4,250,000.

  10.06    Agreement  dated  April  10,  1997,   by  and     100
           between Alta Gold Co. and Gerald Metals, Inc.
           regarding future contracts for the sale and purchase of gold and gold options.

  10.07    Purchase/Refining  Agreement  dated April 10,     111
           1997, by and between Alta Gold Co. and Gerald
           Metals, Inc.  regarding  the  sale of gold to
           Gerald Metals, Inc.;   and   Addendum   1  to
           Purchase/Refining  Agreement  dated April 10,
           1997.

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